                       NOTICE OF GUARANTEED DELIVERY FOR
                         TENDER OF 9 1/2% SENIOR NOTES
                   DUE OCTOBER 15, 2006 OF BROWN GROUP, INC.

    This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Brown Group, Inc., a New York corporation (the ``Company''), made pursuant to the Prospectus, dated --------, 1996 (the ``Prospectus''), if certificates for the outstanding 9 1/2% Senior Notes due October 15, 2006 of the Company (the ``Private Notes'') are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach State Street Bank and Trust Company (the ``Exchange Agent'') on or prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. This Notice of Guaranteed Delivery may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. See ``The Exchange Offer--Procedures for Tendering'' in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Private Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or a manually signed facsimile thereof) must also be received by the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms used herein but not defined herein have the respective meanings given to them in the Prospectus.

                                 Delivery To:

              State Street Bank and Trust Company, Exchange Agent

             By Mail:                    By Facsimile Transmission:                    By Hand:
       State Street Bank and          (For Eligible Institutions Only)           State Street Bank and
          Trust Company,                       (617) 664-5784                        Trust Company
           P.O. Box 778                                                   Two International Place--4th Floor
    Boston, Massachusetts 02102             Confirm by Telephone:             Boston, Massachusetts 02110
      Attention: Nancy Bowker                  (617) 664-5539              Attention: Corporate Trust Window
    Corporate Trust Department
                                                                                          or
      By Overnight Delivery:
       State Street Bank and                                                  State Street Bank and Trust
           Trust Company                                                     Company, National Association
Two International Place--4th Floor                                                    61 Broadway
    Boston, Massachusetts 02110                                                New York, New York 10006
      Attention: Nancy Bowker                                                 Attention: Corporate Trust
    Corporate Trust Department                                                  Window--Concourse Level

    DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS
SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA
FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE
SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE
GUARANTEED BY AN ``ELIGIBLE INSTITUTION'' UNDER THE INSTRUCTIONS THERETO, SUCH
SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE
SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

    Upon the terms and conditions set forth in the Prospectus and the related
Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Private Notes set forth below, pursuant to the guaranteed delivery procedures described in the Prospectus under the caption ``The
Exchange Offer--Guaranteed Delivery Procedures.''

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
Principal Amount of Private Notes Tendered:<F*>

$ -------------------------------------------------

Certificate Nos. (if available)

---------------------------------------------------  If Private Notes will be delivered by book-entry transfer to The Depository Trust Company, provide
                                                     account number.

Total Principal Amount Represented by Private Notes
Certificate(s):

$ -------------------------------------------------  Account Number

--------
<F*> Must be in denominations of principal amount of $1,000 and any integral multiple thereof.
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
---------------------------------------------------------------------------
 AN AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED, AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
---------------------------------------------------------------------------

                               PLEASE SIGN HERE

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
X ------------------------------------------------------     ----------------------------------------

X ------------------------------------------------------     ----------------------------------------
                 Signature(s) of Owner(s)                                      Date
                  or Authorized Signatory

    Area Code and Telephone Number: -------------------------------------------

    MUST BE SIGNED BY THE HOLDER(S) OF PRIVATE NOTES AS THEIR NAME(S) APPEAR(S) ON CERTIFICATES FOR PRIVATE NOTES OR ON A SECURITY POSITION LISTING, OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY ENDORSEMENT AND DOCUMENTS TRANSMITTED WITH THIS NOTICE OF GUARANTEED DELIVERY. IF SIGNATURE IS BY TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST SET FORTH HIS OR HER FULL TITLE BELOW.

                                           PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):      ------------------------------------------------------------------------------------------------

              ------------------------------------------------------------------------------------------------

              ------------------------------------------------------------------------------------------------

Capacity:     ------------------------------------------------------------------------------------------------

Address(es):  ------------------------------------------------------------------------------------------------

              ------------------------------------------------------------------------------------------------

                                   GUARANTEE

    The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Private Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Private Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in ``The Exchange Offer--Guaranteed Delivery Procedures'' section of the Prospectus, together with one or more properly completed and duly executed Letter(s) of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.

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

--------------------------------------------------   --------------------------------------------------
                   Name of Firm                                     Authorized Signature

--------------------------------------------------   --------------------------------------------------
                      Address                                               Title

                                                     Name:
--------------------------------------------------   --------------------------------------------------
                     Zip Code                                      (Please Type or Print)

Area Code and Tel. No. ---------------------------   Dated: -------------------------------------------


NOTE: DO NOT SEND CERTIFICATES FOR PRIVATE NOTES WITH THIS NOTICE OF GUARANTEED
      DELIVERY. ACTUAL SURRENDER OF PRIVATE NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.